EXHIBIT 99

                          JOINT FILER INFORMATION

Each of the following joint filers has designated CGLH Partners I LP as the "Designated Filer" for purposes of Item 1 of the attached Form 4:

        (1)    CGLH Partners II LP
               745 Seventh Avenue, New York, NY 10019

        (2)    LB Interstate GP LLC
               745 Seventh Avenue, New York, NY 10019

        (3)    LB Interstate LP LLC
               745 Seventh Avenue, New York, NY 10019

        (4)    PAMI LLC
               745 Seventh Avenue, New York, NY 10019

        (5)    Property Asset Management Inc.
               745 Seventh Avenue, New York, NY 10019

        (6)    Lehman ALI Inc.
               745 Seventh Avenue, New York, NY 10019

        (7)    Lehman Brothers Holdings Inc.
               745 Seventh Avenue, New York, NY 10019

        (8)    MK/CG GP LLC
               3250 Mary Street, Suite 500, Miami, Florida 33133

        (9)    MK/CG LP LLC
               3250 Mary Street, Suite 500, Miami, Florida 33133

        (10)   CG Interstate Associates LLC
               3250 Mary Street, Suite 500, Miami, Florida 33133

        (11)   Continental Gencom Holdings, LLC
               3250 Mary Street, Suite 500, Miami, Florida 33133

        (12)   DEL-IHC, LLC
               3250 Mary Street, Suite 500, Miami, Florida 33133

        (13)   Donald E. Lefton
               3250 Mary Street, Suite 500, Miami, Florida 33133

        (14)   SMW-IHC, LLC
               3250 Mary Street, Suite 500, Miami, Florida 33133

        (15)   Sherwood M. Weiser
               3250 Mary Street, Suite 500, Miami, Florida 33133

        (16)   Karim Alibhai
               3250 Mary Street, Suite 500, Miami, Florida 33133

        (17)   KFP Interstate Associates, LLC
               545 E. John Carpenter Freeway, Suite 1400, Irving, Texas 75062

        (18)   KFP Interstate, LLC
               545 E. John Carpenter Freeway, Suite 1400, Irving, Texas 75062

        (19)   KFP Holdings, Ltd
               545 E. John Carpenter Freeway, Suite 1400, Irving, Texas 75062

        (20)   Grosvenor, LC
               545 E. John Carpenter Freeway, Suite 1400, Irving, Texas 75062

        (21)   Quadrangle Trust Company (BVI) Limited
               PO Box 438, Tropic Isle Building, Wickshams Cay 1,
               Roadtown, Tortola, British Virgin Islands


Issuer & Ticker Symbol:      Interstate Hotels & Resorts, Inc. (IHR)
Date of Event:               11/26/2003


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Signature:                   /s/ Joseph J. Flannery
                             --------------------------------
                             Name: Joseph J. Flannery

                             Title: Authorized Signatory for each of
                                    CGLH Partners II LP;
                                    LB Interstate GP LLC;
                                    LB Interstate LP LLC;
                                    PAMI LLC;
                                    Property Asset Management Inc.;
                                    Lehman ALI Inc. and
                                    Lehman Brothers Holdings Inc.


Signature:                   /s/ Donald E Lefton
                             --------------------------------
                             Name: Donald E Lefton

                             Title: Individually, and as Authorized Signatory
                                    for each of:
                                    MK/CG GP LLC;
                                    MK/CG LP LLC; CG Interstate Associates
                                    LLC; and Continental Gencom Holdings,
                                    LLC.
                                    DEL-IHC, LLC



Signature:                   /s/ Sherwood M. Weiser
                             -----------------------------------
                             Name: Sherwood M. Weiser
                             Title: Individually, and as Authorized Signatory
                                    for SMW-IHC, LLC.



Signature:                   /s/ Karim Alibhai
                             -----------------------------------
                             Name: Karim Alibhai


Signature:                   /s/ Jaffer Khimji
                             --------------------------------
                             Name: Jaffer Khimji

                             Title: Authorized Signatory for each of:
                                    KFP Interstate Associates, LLC;
                                    KFP Interstate, LLC;
                                    KFP Holdings, Ltd; and
                                    Grosvenor, LC.


Signature:                   /s/ Nicholas Lane
                             /s/ Euan O'Neill
                             --------------------------------
                             Name: Nicholas Lane / Euan O'Neill
                             Title: Authorized Signatories,
                                    Quadrangle Trust Company (BVI) Limited